Exhibit 99.1

Microbot Medical® Commences the Limited Market Release of its LIBERTY® Endovascular Robotic System in the U.S.

Company Completes the Required Infrastructure to Support the Introduction of LIBERTY® to the U.S. Market with the Hiring of the Core Commercial Team and Establishing Logistic Partnership

Interest and Overwhelmingly Positive Feedback from Physicians and Hospital Administrators at Recent Meetings Validates Limited Market Release of LIBERTY®

HINGHAM, Mass., November 5, 2025 -- Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that its LIBERTY® System, the first FDA cleared single-use, remotely operated robotic system for peripheral endovascular procedures, is now commercially available in the U.S. The Limited Market Release (LMR) will introduce LIBERTY® to selected high procedure volume regions where the Company already experienced preliminary demand for LIBERTY®. The LMR will focus on collecting real-world insights from potential high-volume users to guide responsible growth and ensure consistent quality and performance, leading to the expected Full Market Release (FMR) during the Society of Interventional Radiology (SIR), the largest U.S. medical conference for Interventional Radiology, in April 2026.

“We are excited to enter the commercialization phase of LIBERTY®. We are building a new robotic category with the introduction of LIBERTY®, the world’s first single-use robotic system. Launching just weeks after announcing FDA clearance, we believe that we have demonstrated the strength of our team and the unique innovation behind LIBERTY®.” commented Harel Gadot, CEO, President and Chairman. “Building on the strong interest and feedback we have received so far from physicians and hospital administrators, the limited market release is expected to enable us to responsibly support early adopters and lay the groundwork for a full market launch at the Society of Interventional Radiology meeting in April.”

Since receiving the FDA 510(k) clearance for the LIBERTY® System in September, the Company has advanced its commercial readiness by securing a third-party logistics partner and expanding its commercial leadership team to ensure a fully supported and successful limited market release.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com